EXHIBIT  32.1

Certification  of  Chief Executive Officer and Chief Financial Officer of Rick's
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Cabaret International, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of
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2002  and  Section  1350  of  18  U.S.C.  63.
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I,  Eric  S.  Langan,  the  Chief  Executive  Officer and acting Chief Financial
Officer of Rick's Cabaret International, Inc., hereby certify that Rick's Cabaret International, Inc.'s periodic report on Form 10-QSB for the period ending March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that information contained in the periodic report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of the operations of Rick's Cabaret International, Inc.



                                      RICK'S CABARET INTERNATIONAL, INC.



Date: May 17, 2004               By:  /s/  Eric S. Langan
                                      -----------------------------------
                                      Eric S. Langan
                                      Chief Executive Officer and
                                      acting Chief Financial Officer


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